-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 24, 2003

                      MORGAN STANLEY ABS CAPITAL II INC.
            (Exact Name of Registrant as Specified in its Charter)

   Delaware                          333-82716           13-3948996
   --------------------------------------------------------------------------
   (State or Other Jurisdiction of   (Commission File    (I.R.S. Employer
   Incorporation)                    Number)             Identification No.)

   1585 Broadway, 2nd Floor
   New York, New York                                    10036
   --------------------------------------------------------------------------
   (Address of Principal                                 (Zip Code)
   Executive Offices)

   Registrant's telephone number, including area code:  (212) 761-4000

                                   No Change
                        -----------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events.

          On July 24, 2003, Morgan Stanley ABS Capital II Inc. entered into
     (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 1, 2003, between Morgan Stanley ABS Capital II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding the Morgan Stanley Auto Loan Trust 2003-HB1 (the "Trust"), (2) the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of June 1, 2003, among Morgan Stanley ABS Capital II Inc., as depositor, the Trust, as issuer, Morgan Stanley Asset Funding, Inc., as seller, The Huntington National Bank, as servicer and Wells Fargo Bank Minnesota, National Association, as indenture trustee and (3) an Assignment, Assumption and Recognition Agreement (the "Assignment, Assumption and Recognition Agreement"), dated as of June 1, 2003, between Morgan Stanley ABS Capital II Inc., as assignee, and Morgan Stanley Asset Funding, Inc., as assignor. Also on July 24, 2003, the Trust entered into an Indenture (the "Indenture"), dated as of June 1, 2003, between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee.

          On June 30, 2003, Morgan Stanely Asset Funding, Inc., as purchaser and The Huntington National Bank, as seller and servicer, entered into a Purchase and Servicing Agreement (the "Purchase and Servicing Agreement"), dated as of May 31, 2003. The Purchase and Servicing Agreement was amended on July 17, 2003 by an amendment (the "Amendment to the Purchase and Servicing Agreement").

          The Trust Agreement, the Sale and Servicing Agreement, the Assignment, Assumption and Recognition Agreement, the Indenture, the Purchase and Servicing Agreement and the Amendment to the Purchase and Servicing Agreement are annexed hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 respectively.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Exhibits:

                 99.1 Amended and Restated Trust Agreement dated as of June 1, 2003.

                 99.2      Sale and Servicing Agreement dated as of June 1,
                           2003.

                 99.3 Assignment, Assumption and Recognition Agreement dated as of June 1, 2003.

                 99.4      Indenture dated as of June 1, 2003.

                 99.5      Purchase and Servicing Agreement dated as of May
                           31, 2003.

                 99.6 Amendment to the Purchase and Servicing Agreement dated July 17, 2003.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL II INC.



                                    By:  /s/ Jack Kattan
                                        --------------------------------
                                        Name:   Jack Kattan
                                        Title:  Vice President



Dated: July 31, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                Description
-----------                -----------

99.1                       Amended and Restated Trust Agreement dated as of
                           June 1, 2003.

99.2                       Sale and Servicing Agreement dated as of June 1,
                           2003.

99.3 Assignment, Assumption and Recognition Agreement dated as of June 1, 2003.

99.4                       Indenture dated as of June 1, 2003.

99.5 Purchase and Servicing Agreement, dated as of May 31, 2003.

99.6 Amendment to the Purchase and Servicing Agreement dated July 17, 2003.